NM                          [LOGO for NovaMed]


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT                                        CUSIP 66986W 10 8






is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF PAR VALUE $.01 PER SHARE


                             NOVAMED EYECARE, INC.

Transferable on the books of the Corporation in person or by an attorney duly authorized in writing upon surrender of this certificate properly endorsed. A statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of stock and the holders thereof is available upon the request and without charge from the principal executive office of the Corporation. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile of the duly authorized officers of the Corporation.

     Dated:






          ---------------                              ---------------
             SIGNATURE                                    SIGNATURE
              TO COME                                      TO COME
          ---------------                              ---------------

             SECRETARY                                    PRESIDENT




COUNTERSIGNED AND REGISTERED
           AMERICAN STOCK TRANSFER & TRUST COPANY
                      (NEW YORK, N.Y.)
                                TRANSFER AGENT AND REGISTRAR


                                        AUTHORIZED SIGNATURE

                             NOVAMED EYECARE, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



      TEN COM -- as tenants in common               UNIF GIFT MIN ACT -- ______________Custodian_______________
      TEN ENT -- as tenants by the entireties                                (Cust)                  (Minor)
      JT TEN  -- as joint tenants with right of                          under Uniform Gifts to Minors
                 survivorship and not as tenants                         Act___________________________________
                 in common                                                            (State)
                                                    UNIF TRF MIN ACT --  ________Custodian (until age)________)
                                                                             (Cust)
                                                                         _______________under Uniform Transfers
                                                                             (Minor)
                                                                         to Minors Act_________________________
                                                                                               (State)

   Additional abbreviations may also be used through not in the above list.

      FOR VALUE RECEIVED, ___________________________ hereby sell(s), assigns(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|____________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________

                                       X _______________________________________

                                       X _______________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERNATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By ________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.




___________________________________________________
|                                                 |
|  AMERICAN BANK NOTE COMPANY   JUNE 18, 1999 fm  |
|  3504 ATLANTIC AVENUE                           |
|  SUITE 12                                       |
|  LONG BEACH, CA  90807        062327bk          |
|  (562) 989-2333                                 |
|  (FAX) (562) 426-7450         Proof_____   NEW  |
|_________________________________________________|